SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                       Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 29, 1998
                             ----------------------
                 MENLO ACQUISITION CORP. FDBA FOCUS SURGERY, INC
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                          DELAWARE               0-22136         77-0332937
-------------------------------------------------------------------------------
 (State or other jurisdiction of incorporation) (Commission File (IRS Employer
                                                 Number)     Identification No.)
                    113 TYNAN WAY, PORTOLA VALLEY, CA 94028
-------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (650) 529-0730
-------------------------------------------------------------------------------

                                       N/A
--------------------------------------------------------------------------------
                   (Former name or former address, if changed
                              since last report.)

Item 3.  Bankruptcy or Receivership

         On February 9, 1996, the Registrant filed for protection under Chapter 11 of the federal bankruptcy laws in the United States Bankruptcy Court, Northern District of California, Oakland Division. On October 29, 1998 the Bankruptcy Court entered its Order Confirming Debtor's Chapter 11 Plan which confirmed Registrant's Second Amended Plan of Reorganization. The confirmed Plan became effective on November 10, 1998.

Item 7. Financial Statements and Exhibits

                                                        Description

                                                        Order Confirming
                                                        Debtor's Chapter 11 Plan
                                                        with Second Amended Plan
                                                        of Reorganization
                                                        attached.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Menlo Acquisition Corp. FDBA Focus Surgery, Inc.
                                -----------------------------------------------
                                                             (Registrant)


Date:  November 20, 1998        By:      /s/ RICHARD J. REDETT
                                 ----------------------------------------------
                                Name: Richard J. Redett
                                Title:    President and Chief Executive Officer

CRAIG M. PRIM, ID 077820
PATRICK M. COSTELLO, ID 117205
GREGORY A. ROUGEAU, ID 194437
MURRAY & MURRAY
A Professional Corporation
3030 hansen Way, Suite 200
Palo Alto, CA 94304-1009
(650) 852-9000

Attorneys for Debtor







                                                         NORTHERN DISTRICT OF
                                                              CALIFORNIA

                                                           OAKLAND DIVISION


In re                        )         Case No. 96-41107-N
                             )         Chapter 11
MENLO ACQUISITION CORP.,     )
fdba FOCUS SURGERY, INC.     )         Date:         October 28, 199
                             )         Time:         2:00 p.m.
                  Debtor.    )         Place:        Courtroom 220
                             )                    1300 Clay Street
I.D. No.: 77-0332937         )                    Oakland, California
                             )
-----------------------------)
                                       Judge:        Hon. Randall J.
                                                          Newsome




                    ORDER CONFIRMING DEBTOR'S CHAPTER 11 PLAN

                  The SECOND AMENDED PLAN OF REORGANIZATION (the "Plan") filed on behalf of MENLO ACQUISITION CORP., fdba FOCUS SURGERY, INC. (the "Debtor") came before the Court for confirmation on October 28, 1998. On August 12, 1998, the Debtor filed with the Court its Second Amended Disclosure Statement (the "Disclosure Statement") and the Plan. On or about September 11, 1998, the Debtor transmitted to all creditors, equity security holders of record and parties in interest the Disclosure Statement, Plan, and notice of the confirmation, together with a ballot for accepting or rejecting the Plan. No objection to confirmation of the Plan was made. Patrick Costello appeared for the Debtor and other appearances are stated in the record.
                  Based on the Plan, the Disclosure Statement and the various pleadings filed in connection with the confirmation of the Plan and the evidence and arguments presented at hearing, the Court finds that:
1. The requirements for confirmation of the Plan set forth in 11 U.S.C. ss.1129(a) and 11 U.S.C. ss.1129(b) have been satisfied; 2. The Plan has been accepted in writing by the creditors whose acceptance is required by law; 3. The Plan does not discriminate unfairly and is fair and equitable; 4. The provisions of Chapter 11 of the Bankruptcy Code have been complied with; 5. The Plan has been proposed in good faith and not by any means forbidden by law; 6. Each holder of a claim or interest will receive or retain under the Plan property of a value, as of the Effective Date of the Plan, that is not less than the amount that such holder would receive or retain if the Debtor were liquidated under Chapter 7 of the Bankruptcy Code on such date; 7. All payments made or promised for services or for costs and expenses in, or in connection with, the Plan and incident to the Case, have been fully disclosed to the Court and are reasonable or, if to be fixed after Confirmation of the Plan, will be subject to the approval of the Court; 8. Confirmation of the Plan is not likely to be followed by a need for further financial reorganization of the Debtor or its successor except to the extent such reorganization is provided for in the Plan; and 9. The Plan is fair and equitable to the holders of interests in Class D under the Plan and may be confirmed over the deemed rejection of the Plan by Class D. 10. Based on the foregoing, and other good cause appearing, 11. IT IS HEREBY ORDERED that:

12. The Plan filed on August 12, 1998, a true and complete copy of which is attached hereto as Exhibit A, is CONFIRMED. 13. The Debtor is hereby authorized and directed to take such action, make such decisions and execute such instruments as it shall reasonably deem necessary to effect the execution and consummation of the Plan, provided that such acts, decisions, and instruments are not inconsistent with applicable law or the Plan. 14. The Plan binds the Debtor, any person or entity asserting a claim against the Debtor or an equity interest in the Debtor, whether or not the claim or interest arose before or after the commencement of the Debtor's Chapter 11 Case and whether or not such person or entity accepted the Plan. 15. The Court reserves jurisdiction with regard to the matters and proceedings set forth in Article IX of the Plan. 16.
Dated:   Oct 28, 1998                          /s/ Randal J. Newsome
                                               Randall J. Newsome
                                               United States Bankruptcy Judge
December 2, 1998

CRAIG M. PRIM, I.D. 077820
PATRICK M. COSTELLO, I.D. 117205                            ORIGINAL FILED
MURRAY & MURRAY
A Professional Corporation                                  AUG 12 1998
3030 Hansen Way, Suite 200
Palo Alto, CA  94304-1009                                   BANKRUPTCY COURT
(650) 852-9000                                            OAKLAND, CALIFORNIA

Attorneys for Debtor


                                         UNITED STATES BANKRUPTCY COURT

                                         NORTHERN DISTRICT OF CALIFORNIA

In re                                                 )
                                                      )    Case No. 96-41107-N
MENLO ACQUISITION CORPORATION                         )
fdba FOCUS SURGERY, INC.,                             )    Chapter 11
                                                      )
                           Debtor.                    )
                                                      )
I.D. No.:  77-0332937                                 )
                                                      )

                                      SECOND AMENDED PLAN OF REORGANIZATION









                                                   Exhibit "A"

                                                TABLE OF CONTENTS

ARTICLE                                                                     Page
        I     Definitions......................................................1

         II   Classification of Claims and Interests...........................3
              2.1    Class A...................................................3
              2.2    Class B...................................................3
              2.3    Class C...................................................3
              2.4    Class D...................................................3

         III  Designation of Impaired Classes..................................3

         IV   Treatment of Unclassified Claims.................................3
              4.1    Administrative Claims and Bankruptcy Fees.................3
              4.2    Tax Claims................................................3

         V    Treatment of Unimpaired Classes..................................3

         VI   Treatment of Impaired Classes....................................3
              6.1    Class B...................................................3
              6.2    Class C...................................................4
                     6.2.1  Option C-1.  The Stock Option......................4
                     6.2.2  Option C-2.  The Cash Option.......................4
                     6.2.3  Rounding...........................................4
              6.3    Class D...................................................4

         VII  Means for Implementation of the Plan.............................4
              7.1    Appointment and Compensation of Disbursing Agent..........4
              7.2    Disbursement Account......................................4
              7.3    Distributions From the Disbursement Account...............5
              7.4    Disputed Claims Reserve...................................5
              7.5    Unclaimed Distributions...................................5
              7.6    Minimum Dividend..........................................5
              7.7    Expedited Procedure for Compromise.  .....................5
              7.8    Objections to Claims and Interests........................5
              7.9    Rejection of Unexpired Leases and Executory Contracts.....6
              7.10   Compensation and Reimbursement of Professionals...........6
              7.11   Cancellation of Old Stock.................................6
              7.12   Release of All Avoidance Actions..........................6
              7.13   Effective Date............................................6

         VIII Winding Up And Final Decree......................................6
              8.1    Condition Precedent to Effectiveness of Article VIII......6
              8.2    Closing Under the Stock Acquisition Agreement.............6
              8.3    Amendment of Articles of Incorporation and Authorization of
                     Stock of Reorganized Debtor...............................6
              8.4    Issuance of Common Stock..................................6
              8.5    Board of Directors and Officers...........................7
              8.6    Application of Section 1125(e)............................7
              8.7    Revesting Title In Reorganized Debtor.....................7
              8.8    Discharge.................................................7
              8.9    No Bankruptcy Court Supervision...........................7

         X    Miscellaneous....................................................8
              10.1   Request Pursuant to Section 1129(b).......................8
              10.2   Waiver....................................................8
              10.3   Headings..................................................8
              10.4   Singular/Plural...........................................8
              10.5   Notices...................................................8
              10.6   Computation of Time Periods...............................8

              MENLO ACQUISITION CORPORATION fdba FOCUS SURGERY, INC. ("Debtor"), the debtor and debtor-in-possession in the above-captioned Chapter 11 case, hereby proposes the following Second Amended Plan of Reorganization pursuant to
Section 1121(a) of the Bankruptcy Code.

                                    ARTICLE I
                                   Definitions
I        Definitions
         The terms used herein shall have the meanings set forth below. Any term used in this Plan that is not defined herein but which is defined in the Bankruptcy Code shall have the meaning assigned to such term therein.
         1.1 "Acquired Entities" shall mean collectively Environmental Waste Management Associates, Inc.; Environmental Waste Management Associates, L.L.C.; Integrated Analytical Laboratories, Inc.; and Integrated Analytical Laboratories, L.L.C.
         1.2 "Administrative Claim" shall mean a Claim for any cost or expense of administration of the Estate allowed under Section 503(b) of the Bankruptcy Code that is entitled to priority under Section 507(a)(1) of the Bankruptcy Code, including, but not limited to, any actual and necessary costs and expenses of preserving the Estate and all allowed fees and expenses of Professionals entitled to compensation from the Debtor's Estate pursuant to the Bankruptcy Code. The employer portion of any payroll tax due and payable on account of a distribution on an Allowed Claim for employee compensation or benefits shall constitute an Administrative Claim.
         1.3      "Allowed Claim" shall mean a Claim against the Debtor:
                  (a)       with respect to which a proof of such Claim was
                             (i)     timely filed;
                            (ii)     deemed  filed  pursuant  to the  Bankruptcy
                                     Code,   the  Federal  Rules  of  Bankruptcy
                                     Procedure (the "Bankruptcy  Rules"),  or by
                                     Bankruptcy  Local  Rules  for the  Northern
                                     District of California (the "Local Rules");
                                     or
                           (iii)     late filed with leave of the Bankruptcy
                                     Court; and
                  (b)        (i)     which is not a Disputed Claim, or
                            (ii)     which is  allowed  (and only to the  extent
                                     allowed)   by  a  Final   Order   or  by  a
                                     compromise effective and binding pursuant to Section 7.7 of this Plan.
         1.4      "Allowed Interest" shall mean an Interest against the Debtor:
                  (a)       with respect to which a proof of such Interest was
                            (i)    timely filed;
                            (ii) deemed filed pursuant to the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules"), or by Bankruptcy Local Rules for the Northern District of California (the "Local Rules"); or
                            (iii) late filed with leave of the Bankruptcy Court;
                  and (b) (i) which is not a Disputed Interest, or
                            (ii) which is allowed (and only to the extent allowed) by a Final Order or by a compromise effective and binding pursuant to Section 7.7 of this Plan.
         1.5 "Bankruptcy Code" shall mean Title 11 of the United States Code as amended by the Bankruptcy Reform Act of 1994, H.R. 5116, 103rd Congress, Second Session, 140 Cong. Rec. 10752 (1994) (the "Bankruptcy Reform Act of 1994") and shall also include Sections 157, 158, 1334, 1408-1412, and 1452 of Title 28 of the United States Code as amended by the Bankruptcy Reform Act of 1994.
         1.6 "Bankruptcy Court" shall mean the United States District Court for the Northern District of California, Division Four (Oakland) or such other court as may have jurisdiction over the Debtor's Bankruptcy Case.
         1.7 "Bankruptcy Fees" shall mean the fees calculated in accordance with
Section 4.1 of this Plan and payable under Section 1930 of Title 28 of the United States Code.
         1.8 "Claim" shall mean a claim against the Debtor within the meaning of
Section 101(5) of the Bankruptcy Code arising prior to the entry of the Confirmation Order.
         1.9 "Class B Interest Amount" shall mean the amount equal to the interest accruing on the principal amount of an Allowed Class B Claim over a three (3) year period at the rate of 6% per annum without any compounding.
         1.10 "Closing Date" shall have the meaning set forth in the Stock Acquisition Agreement.

         1.11 "Confirmation Order" shall mean the order of the Bankruptcy Court confirming this Plan pursuant to Section 1129 of the Bankruptcy Code.
         1.12 "Common Stock" shall mean the shares of common stock of Reorganized Debtor to be authorized in accordance with Section 8.3 of the Plan.
         1.13 "Debtor" shall mean MENLO ACQUISITION CORPORATION, fdba FOCUS SURGERY, INC., the debtor and debtor-in-possession herein.
         1.14 "Disbursing  Agent" shall mean the entity  designated  pursuant to
Section 7.1 of this Plan, including any replacement or successor appointed by the Bankruptcy Court.
         1.15 "Disbursement Account" shall mean the segregated interest bearing trust account to be established pursuant to Section 7.2 of the Plan.
         1.16 "Disputed Claim" shall mean a Claim against the Debtor as to which an objection is pending. 1.17 "Disputed Interest" shall mean an Interest in the Debtor as to which an objection is pending. 1.18
         "Effective Date" shall mean the date this Plan becomes effective pursuant to Section 7.13 hereof. 1.19 "Estate" shall mean the estate created by Section 541 of the Bankruptcy Code on the commencement of this Bankruptcy Case.
         1.20 "Exchangors" shall mean collectively Rosebud Holding, L.L.C. and George Greenberg.
         1.21 "Final Order" shall mean an order of the Bankruptcy Court as to which (i) the time to appeal or to seek review has expired and a notice of appeal has not been timely filed, or (ii) any appeal taken has been finally determined or dismissed and is not subject to further review.
         1.22 "Old Common Stock" shall mean any all shares of the Common Stock of the Debtor outstanding prior to the entry of the Confirmation Order.
         1.23 "Old Equity Securities" shall mean any equity security of the Debtor other than the Old Common Stock existing or arising prior to the entry of the Confirmation Order.
         1.24 "Payment Date" shall mean with respect to a particular Claim, that date which is the latest of (a) the Effective Date; (b) the date on which a compromise resolving a controversy concerning the allowance of the Claim becomes final pursuant to Section 7.7 of this Plan; and (c) the date on which an order allowing the Claim becomes a Final Order. In no event shall the Payment Date occur while a Claim is a Disputed Claim.
         1.25 "Petition Date" shall mean February 9, 1996, the date on which the Debtor commenced this Bankruptcy Case by filing a petition for relief under Chapter 11 of the Bankruptcy Code.
         1.26 "Plan" shall mean this Second Amended Plan of Reorganization as may be modified from time to time in accordance with Bankruptcy Code Section 1127.
         1.27 "Post-Confirmation Professional Fees" shall mean the fees and expenses incurred by the Disbursing Agent and Professionals employed by or acting at the written request of the Debtor (but not the Reorganized Debtor) or Disbursing Agent for services rendered after the Effective Date in connection with the administration of the Plan, including, without limitation consummation of the Stock Acquisition Agreement, objections to claims or interests and distributions from the Disbursement Account. All Post-Confirmation Professional Fees shall be subject to review and final allowance by the Bankruptcy Court.
         1.28 "Priority Claim" shall mean any Allowed Claim to the extent entitled to priority pursuant to Section 507(a) of the Bankruptcy Code, but not including an Administrative Claim, Tax Claim or any Bankruptcy Fees.
         1.29 "Professionals" shall mean attorneys, accountants, or similar professionals employed by the Debtor prior to the Effective Date pursuant to
Section 327 of the Bankruptcy Code or employed by the Disbursing Agent after the Effective Date.
         1.30 "Pro Rata" shall mean proportionately, such that the ratio of the consideration distributed on account of an Allowed Claim or Interest in a class under this Plan to the consideration distributed on account of all Allowed Claims or Interests in such class is the same as the ratio of the Allowed Claim or Interest to the aggregate amount of all Allowed Claims or number of Allowed Interests in the class.
         1.31 "Record Date" shall mean the date fixed by the Bankruptcy Court as of which an entity must be a shareholder of record on the registers of the Debtor's stock transfer agent in order to be entitled to vote to accept or reject the Plan.
         1.32 "Reorganized Debtor" shall mean the Debtor as reorganized following confirmation of this Plan.

         1.33 "Stock Acquisition Agreement" shall mean that certain Stock Acquisition Agreement dated as of January 9, 1998 between the Debtor and Exchangors which contemplates that Reorganized Debtor shall acquire ownership of substantially all of the Acquired Entities in consideration of the shares of Common Stock to be issued to the Exchangors in accordance with Section 8.4 of this Plan.
         1.34 "Tax Claim" shall mean an Allowed Claim of a governmental unit to the extent entitled to priority pursuant to Section 507(a)(8) of the Bankruptcy Code.
         1.35 "Unclaimed Distribution" shall mean any distribution made by the Disbursing Agent from the Disbursement Account on an Allowed Claim which is not cashed, honored, negotiated or otherwise claimed within ninety (90) days following the mailing of such distribution. Unclaimed Distributions shall include (i) any payment or distribution which is returned as undeliverable without a proper forwarding address, (ii) in the case of a check, funds for checks which have not been presented for payment within ninety (90) days of mailing, and (iii) distributions which were not mailed because no mailable address was available. A payee forfeits all rights to such Unclaimed Distribution and such amounts will thereafter be available for distribution in accordance with Section 7.3 of this Plan.

                                   ARTICLE II
                     Classification of Claims and Interests
 II        Classification of Claims and Interests
         Claims of creditors and interests of equity security holders are classified under this Plan as follows:
         2.1      Class A.1 Class A:  All Priority Claims.
         2.2 Class B.2 Class B: All Allowed Claims, other than Administrative Claims, Tax Claims, Bankruptcy Fees and Priority
Claims, including without limitation any deficiency claims or general unsecured claims arising from the rejection of executory contracts or unexpired leases.
         2.3 Class C.3 Class C: All Allowed Interests of holders of shares of of Old Common Stock as of the Record Date. 2.4 Class D.4 Class D: All Allowed Interests of the holders of Old Equity Securities, including without limitation, the rights of holders of warrants or options for the purchase of any class of the Debtor's stock.
         2.5 A Claim or Interest is in a particular class only to the extent such Claim or Interest fits within the description of such class and is in such other and different class or classes to the extent that the remainder of such Claim or interest fits within the description of such class or classes.

                                   ARTICLE III
                         Designation of Impaired Classes
III      Designation of Impaired Classes
         3.1 Class A is unimpaired under this Plan. 3.2 Classes B, C and D are impaired under this Plan.

                                   ARTICLE IV
                        Treatment of Unclassified Claims
IV      Treatment of Unclassified Claims
         4.1 Administrative Claims and Bankruptcy Fees.1 Administrative Claims and Bankruptcy Fees. Allowed Administrative Claims and Bankruptcy Fees shall be paid in full in cash from the Disbursement Account on the Payment Date unless the holder agrees to a different treatment. Bankruptcy Fees accruing after the Effective Date shall be calculated based on amounts paid from the Disbursement Account. The Disbursing Agent shall pay all Bankruptcy Fees from the Disbursement Account when due.
         4.2 Tax Claims.2 Tax Claims. Tax Claims will be paid in cash on the Payment Date from the Disbursement Account in an amount equal to the Claim less the amount of any deposit or surety bond covering the Debtor's obligations. No post-petition interest will be paid on a Tax Claim. Any pre-petition penalties on a pre-petition Tax Claim which are not in compensation for actual pecuniary loss will not be paid under the Plan.

                                    ARTICLE V
                         Treatment of Unimpaired Classes
V       Treatment of Unimpaired Classes
         Class A: A holder of Class A Claim will receive a cash payment on the Payment Date from the Disbursement Account equal to its Allowed Class A Claim unless the holder agrees to a different treatment.

                                   ARTICLE VI
                          Treatment of Impaired Classes
VI       Treatment of Impaired Classes

         6.1 Class B.1 Class B: Class B is impaired under the Plan. All holders of Allowed Class B Claims were mailed a distribution equal to 100% of the principal amount of such Allowed Claim prior to the entry of the Confirmation Order. As soon as practicable after the payment or reservation of all
Post-Confirmation Professional Fees, Administrative Claims, Tax Claims, Bankruptcy Fees and Class A Claims, a holder of a Class B Claim shall receive one or more cash distributions from available funds in the Disbursement Account up to a maximum aggregate distribution equal to the Class B Interest Amount.
         6.2 Class C.2 Class C: Class C is impaired under the Plan. In the event that condition precedent stated in Section 8.1 hereof is satisfied, each holder of an Allowed Class C Interest will be treated in accordance with either Option C-1 or C-2 specified below at the holder's election:
                  6.2.1 Option C-1. The Stock Option6.2.1 Option C-1. The Stock Option. The Reorganized Debtor shall issue to the holder one (1) share of Common Stock on account of every one hundred (100) shares of Old Common Stock held as of the Record Date as soon as practicable after the Effective Date.
                  6.2.2 Option C-2. The Cash Option6.2.2 Option C-2. The Cash Option. The Reorganized Debtor shall pay the holder fifteen cents ($0.15) in cash or other good funds on account of every one hundred (100) shares of Old Common Stock held as of the Record Date as soon as practicable after the Effective Date.
                  6.2.3 Rounding6.2.3 Rounding. All calculations of the shares of Common Stock to be issued under Option C-1 and cash payments under Option C-2 shall be based on the number of blocks of one hundred (100) shares of Old Common Stock held as of the Record Date. No fractional shares of New Common Stock will be issued and only payments which are a multiple of Fifteen Cents ($0.15) will be made; provided that a remainder of eighty (80) or more shares of Old Common Stock will be rounded up and treated as a block of one hundred (100) shares, while a remainder of seventy-nine (79) or less shares of Old Common Stock will be rounded down to zero. No consideration will be provided in lieu of blocks of shares that are rounded down to zero.
                  6.2.4 The holder of a Class C Interest must elect Option C-1 or C-2 on its ballot on the Plan. Any Class C Interest holder who does not elect Option C-2 on its ballot or does not timely return a ballot shall be conclusively deemed to have elected Option C-1.
                  6.2.5 In the event that the condition precedent in Section 8.1 is not satisfied, the holders of Allowed Class C Interests shall receive a cash distribution from any funds remaining in the Disbursement Account after the payment or reserve of all amounts contemplated by Sections 7.3 and 7.4 of this Plan other than the payment of the remainder over to the Reorganized Debtor.
         6.3 Class D6.3Class D: Class D is impaired under the Plan. The holders of Allowed Class D Interests shall take nothing under this Plan on account of such interests.

                                   ARTICLE VII
                      Means for Implementation of the Plan
VII   Means for Implementation of the Plan
         7.1 Appointment and Compensation of Disbursing Agent7.1 Appointment and Compensation of Disbursing Agent. Richard Redett shall serve as Disbursing Agent under the Plan. The Disbursing Agent shall make distributions from the Disbursement Account in accordance with the terms of this Plan and shall be entitled to compensation and reimbursement of expenses from the Disbursement Account at his regular hourly rate. The Disbursing Agent shall be authorized to employ Debtor's counsel in connection with his duties under the Plan without further authorization from the Bankruptcy Court. The Disbursing Agent shall be authorized to employ and compensate as a Professional an accountant or other tax professional to prepare any necessary tax returns. The Disbursing Agent shall cause to be filed any tax returns required to be filed on behalf of the Bankruptcy Estate through the Effective Date. The Bankruptcy Court may replace the Disbursing Agent for good cause following a hearing on a motion by a holder of an Allowed Class B Claim.

         7.2 Disbursement Account7.2 Disbursement Account. On the Effective Date, all monies which are property of the Estate, including the deposits totalling Fifty Thousand Dollars ($50,000.00) received by the Debtor from or on behalf of the Exchangors, shall be paid over to the Disbursing Agent. The Disbursing Agent shall deposit all such monies received in a segregated interest bearing trust account (the "Disbursement Account"). Funds deposited in the
Disbursement Account may be invested in certificates of deposits, Treasury Bills, or any other investment authorized by Section 345 of the Bankruptcy Code. The Disbursing Agent shall not be required to obtain a guaranty or fiduciary bond for monies deposited in the Disbursement Account. Until the entry of a final decree, the Disbursing Agent shall at the conclusion of each calendar quarter file with the Court and serve on the U.S. Trustee a report of the total cash disbursements from the Disbursement Account for the quarter just ended. The report shall also include information sufficiently comprehensive to enable the Bankruptcy Court to determine: 1) whether the order confirming the Plan has become final; 2) whether deposits, if any, required by the Plan have been distributed; 3) whether any property proposed by the Plan to be transferred has been transferred; 4) whether the Disbursing Agent or Reorganized Debtor under the Plan has assumed the business or the management of the property dealt with by the Plan; 5) whether payments under the Plan have commenced and are current;
6) whether accrued fees due to the United States Trustee under 28 U.S.C. ss. 1930(a)(6) have been paid; and 7) whether all motions, contested matters and adversary proceedings have been finally resolved. A copy of each report shall be served, no later than the day upon which it is filed with the Bankruptcy Court, upon the United States Trustee and any other persons or entities as may request such reports in writing by special notice filed with the Bankruptcy Court.
         7.3 Distributions From the Disbursement Account7.3 Distributions From the Disbursement Account. The Disbursing Agent shall cause all Administrative Claims, Tax Claims, Priority Claims and unpaid Bankruptcy Fees to be paid from the Disbursement Account on the Payment Date. After payment or reserve for all Administrative Claims, Bankruptcy Fees, accrued and estimated Post-Confirmation Professional Fees, Tax Claims and Priority Claims, the Disbursing Agent shall make one or more distributions to holders of Allowed Class B Claims up to a maximum amount equal to the Class B Interest Amount. All accrued and estimated Post-Confirmation Professional fees shall have the same priority in treatment and reserved for as Administrative Claims.
                  After the payment or reserve of all Post-Confirmation Professional Fees, Administrative Claims, Bankruptcy Fees and Priority Claim, the Disbursing Agent shall distribute any remaining amount of Unclaimed Distributions to holders of Allowed Class B Claims as an additional distribution as soon as practicable. If the condition precedent set forth in Section 8.1 is satisfied, the Disbursing Agent shall pay over to the Reorganized Debtor any amounts remaining in the Disbursement Account after the distributions set forth above together with all disbursements provided for in Sections 7.2, 7.4 and 7.10.
         7.4 Disputed Claims Reserve7.4Disputed Claims Reserve. The Disbursing Agent shall cause to be reserved in the Disbursement Account (i) estimated Post-Confirmation Professional Fees, fees and expenses payable to the Disbursing Agent and Bankruptcy Fees and (ii) the portion of any payment or distribution that would be distributed on account of a Disputed Claim if such Claim were an Allowed Claim on the Effective Date. If a Disputed Claim is allowed by a Final Order or a binding compromise pursuant to Section 7.7 herein, the Disbursing Agent shall cause to be distributed from the reserve for Disputed Claims the amount that such holder would have received if the Claim had been an Allowed Claim as of the Effective Date. The excess of any funds reserved on account of the Disputes Claims shall be distributed to holders of Allowed Class B Claims pro rata.
         7.5 Unclaimed Distributions.5 Unclaimed Distributions. Ninety (90) days after any distribution or payment on account of an Allowed Claim, the Disbursing Agent shall stop payment on all checks not presented for payment. Any holder who fails to present a distribution check for payment prior to such date forfeits all rights to the distribution. Such funds shall be deemed an Unclaimed Distribution and redeposited in the Disbursement Account and distributed Pro Rata to holders of Allowed Class B Claims. On the motion of the Disbursing Agent served on the United States Trustee and the last known address of the holder, the Claim of a holder who fails to present a check for payment or whose distribution is returned as undeliverable shall be disallowed in full and no further distribution or reserve will be made on account of such Claim.
         7.6 Minimum Dividend7.6 Minimum Dividend. Notwithstanding any other term of this Plan, neither the Reorganized Debtor nor the Disbursing Agent shall make a cash distribution on any Allowed Claim or Allowed Interest if the distribution thereon is less than Five Dollars ($5.00).
         7.7 Expedited Procedure for Compromise. .7 Expedited Procedure for Compromise. The Disbursing Agent is authorized to enter into compromises to allow and satisfy Disputed Claims on notice and opportunity for hearing in accordance with the provisions of this Section 7.7. The Disbursing Agent shall mail written notice of any such compromise only to the United States Trustee and those creditors and parties in interest who after the Effective Date serve the counsel for the Disbursing Agent with a written request that notice of such compromises be mailed to them. If the counsel for the Disbursing Agent does not receive any written notice of an objection and demand for hearing on the proposed compromise within ten (10) days of the mailing of such notice, the compromise shall be effective, final and binding on all parties, creditors and parties in interest without further approval or action by the Court. If a timely notice of an objection to compromise is received by the counsel for the Disbursing Agent, the Disbursing Agent shall either (i) withdraw from the proposed compromise whereupon it shall be without force and effect or (ii) move for approval of the compromise on notice to all parties who have filed a written request for notice pursuant to this Section 7.7.

         7.8 Objections to Claims and Interests.8 Objections to Claims and Interests. After the Effective Date, the Disbursing Agent will be responsible for reviewing and filing any objections to Claims. No payments or distributions shall be made with respect to any portion of a Disputed Claim unless and until all objections to such Claim have been resolved and the Claim allowed by a Final Order or the dispute is settled and such settlement becomes final pursuant to
Section 7.7 of the Plan. Rule 7068 of the Federal Rules of Bankruptcy Procedure shall apply to all disputes concerning the allowance of any portion of a Claim. A statement of the amount in which the Disbursing Agent is willing to allow a Claim without further litigation in the notice of opportunity for hearing or an objection to the Claim shall constitute an offer of judgment satisfying the requirements of Rule 7068.
                  Unless another date is fixed by the Confirmation Order, all objections to Claims shall be served on the holders of such Claims by the later of: (a) sixty (60) days after the Effective Date or (b) sixty (60) days after the proof of such Claim has been filed; provided that the Court may extend the time for filing objections on a motion filed by the Disbursing Agent prior to the expiration of the sixty (60) day period. The Disbursing Agent and the holder of a Claim may extend by written agreement the deadline for serving an objection to such Claim.
                  After the Closing Date, the Reorganized Debtor will be responsible for reviewing and filing any objections to Interests which if allowed would be Allowed Class C Interests. The same procedures set forth above for objections to Claims shall apply to objections to Interests except that the deadline for service of objections to Interests shall be one hundred eighty
(180) days after the Closing Date.
         7.9 Rejection of Unexpired Leases and Executory Contracts7.9 Rejection of Unexpired Leases and Executory Contracts. As of the entry of the Confirmation Order, all pre-petition executory contracts and unexpired leases not previously assumed or assigned on a noticed motion are rejected. A proof of claim for damages arising from the rejection of an executory contract or unexpired lease under this Section 7.9 must be filed with the Bankruptcy Court and served on counsel for the Disbursing Agent within thirty (30) days after the date of the entry of the Confirmation Order or such claim will be thereafter forever barred. The rejection of executory contracts and unexpired leases pursuant to this
Section 7.9 shall be as of the Effective Date.
         7.10 Compensation and Reimbursement of Professionals7.10 Compensation and Reimbursement of Professionals. The Disbursing Agent and any professionals employed by the Disbursing Agent shall be entitled to monthly payment of their Post-Confirmation Professional Fees, provided all such fees and expenses shall be subject to final approval of the Bankruptcy Court pursuant to a duly noticed application for compensation and/or reimbursement of expenses.
         7.11 Cancellation of Old Stock7.11 Cancellation of Old Stock. As of the Effective Date, all of the Debtor's Old Stock shall be cancelled and void without any further corporate action by the Debtor.
         7.12 Release of All Avoidance Actions.12Release of All Avoidance Actions. As of the Effective Date all causes of action to avoid a transfer pursuant to Sections 544, 545, 547, 548, 549, 550 and 553(b) of the Bankruptcy Code shall be released.
         7.13 Effective Date7.13 Effective Date. This Plan shall become effective pursuant to its terms, including Section 8.1 hereof, on the first business day following the expiration of eleven (11) days after the date of the entry of the Confirmation Order.

                                  ARTICLE VIII
                           Winding Up And Final Decree
VIII       Winding Up And Final Decree
         8.1 Condition Precedent to Effectiveness of Article VIII.1 Condition Precedent to Effectiveness of Article VIII. The closing under the Stock Acquisition Agreement in accordance with its terms is a condition precedent to the provisions of Article VIII of this Plan becoming operative and effective.
         8.2 Closing Under the Stock Acquisition Agreement8.2 Closing Under the Stock Acquisition Agreement. On the Closing Date, the Reorganized Debtor and the Exchangors shall close under the Stock Acquisition Agreement and the Reorganized Debtor shall acquire ownership of the Acquired Entities.
         8.3 Amendment of Articles of Incorporation and Authorization of Stock of Reorganized Debtor8.3 Amendment of Articles of Incorporation and Authorization of Stock of Reorganized Debtor. The Reorganized Debtor's Articles of Incorporation shall be amended to prohibit the issuance of non-voting equity securities of the Reorganized Debtor to the extent necessary to comply with Bankruptcy Code Section 1123(a)(6), provided that nothing in this Plan shall prohibit the board of directors and shareholders of the Reorganized Debtor from modifying the Articles in accordance with applicable law. The Articles shall further be amended as necessary to authorize the following shares of Common Stock and Preferred Stock:

       Class                  Shares Authorized                    Par Value

Common Stock                      40,000,000                        $ 0.01





         8.4 Issuance of Common Stock8.4 Issuance of Common Stock. As soon as practicable after the Closing Date, the Reorganized Debtor will issue Common Stock as follows:

-------------------------------------------------------- -----------------------

        Shareholder                                Shares of Common Stock
-------------------------------------------------------- -----------------------
-------------------------------------------------------- -----------------------

1.      Rosebud Holding, L.L.C.                        4,740,000
-------------------------------------------------------- ----------------------
-------------------------------------------------------- -----------------------

2.      Lawrence Seidman                                 249,500
-------------------------------------------------------- -----------------------
-------------------------------------------------------- -----------------------

3.      Richard Greenberg                                  5,000
-------------------------------------------------------- -----------------------
-------------------------------------------------------- -----------------------

4.      George Greenberg                                   5,000
-------------------------------------------------------- -----------------------
-------------------------------------------------------- -----------------------

5.      Holders of Class C Allowed Interests            Maximum of:
                                                         263,157
                                                 (the "Class C Stock")
-------------------------------------------------------- -----------------------

The Reorganized Debtor shall distribute shares of Common Stock to holders of Allowed Class C Interests who elect Option C-1 in accordance with the terms of Sections 6.2.1 and 6.2.4 of this Plan.
           The Reorganized Debtor will reserve but not distribute on account of a Disputed Interest which if allowed would be a Class C Interest the number of shares of Common Stock that would be issued to such Disputed Interest if it were deemed allowed as of the Effective Date and will only issue shares of Common Stock on account of an Allowed Class C Interest.
           8.5 Board of Directors and Officers.5 Board of Directors and Officers. Following the Closing Date, the Board of Directors of the Reorganized Debtor will be initially comprised of the Richard Greenberg, George Greenberg and Lawrence Seidman. Other Officers of the Reorganized Debtor and their compensation will be disclosed prior to entry of the Confirmation Order.
           8.6 Application of Section 1125(e)8.6 Application of Section 1125(e). Confirmation of this Plan shall entitle the Debtor, the Reorganized Debtor, the Acquired Entities, the Exchangors and their respective officers, directors, employees, attorneys and other professionals, to all the protections and benefits of Section 1125(e) of the Code.
           8.7 Revesting Title In Reorganized Debtor.7 Revesting Title In Reorganized Debtor. As of the Closing Date, all property of the Estate, except for the funds to be deposited in the Disbursement Account and all causes of action to avoid a transfer pursuant to Sections 544, 545, 547, 548, 549, 550 and 553(b) of the Bankruptcy Code, shall vest in the Reorganized Debtor free and clear of all claims, interests, liens and charges arising prior to confirmation of the Plan. The funds deposited in the Disbursement Account shall not vest in the Reorganized Debtor and shall be available exclusively for the purposes specified in Sections 7.2, 7.3, 7.4 and 7.5 of this Plan.
           8.8 Discharge.8 Discharge. Confirmation of this Plan shall operate as a complete discharge and release of the Reorganized Debtor from all Claims arising prior to the Effective Date, including without limitation all Bankruptcy Fees, Administrative Claims, Tax Claims and Priority Claims against the Debtor pursuant to Section 1141(d)(1) of the Code. All holders of Claims or Interests whose Claims or Interests are discharged by Confirmation shall be forever enjoined from instituting or continuing any action or employing any process of engaging in any act to collect such Claims or Interests. Except as expressly provided for in Section 8.4 of this Plan, the Reorganized Debtor shall make no distribution on account of any pre-petition or pre-confirmation Claim or Interest.
           8.9 No Bankruptcy Court Supervision8.9 No Bankruptcy Court Supervision. Reorganized Debtor may operate its business, encumber its assets, sell and purchase inventory and equipment and employ and compensate attorneys, accountants and other professionals without Bankruptcy Court authorization or supervision and free of any restrictions of the Bankruptcy Code.

                                   ARTICLE IX
                            Retention of Jurisdiction
           9.1 After Confirmation of this Plan, the Bankruptcy Court shall retain and have all authority and jurisdiction as is allowed under the Bankruptcy Code and other applicable law to enforce the provisions, purposes, and intent of this Plan including, without limitation, matters or proceedings that relate to:
                  (a) Allowance, disallowance, reconsideration, estimation, compromise, settlement, adjustment, treatment, or liquidation of Claims and objections thereto;
                  (b) The rights, title or interests of the Debtor or the Estate in any property; (c) Any right, power, action, or duty of the Disbursing Agent under this Plan;

                  (d) Any determination or estimation necessary or appropriate under Section 505 of the Bankruptcy Code or other determination or estimation relating to tax returns filed or to be filed by the Disbursing Agent for periods through the end of the fiscal year in which the Effective Date occurs, including, without limitation, the determination of the amount of taxes, net operating losses, tax attributes, tax benefits, tax refunds, and related matters of the Debtor;
                  (e) Requests for payment of Claims  entitled to priority under
         Section 507(a) of the Bankruptcy Code, including compensation and reimbursement of expenses for Professionals or the Disbursing Agent, to the extent Bankruptcy Court approval therefor is required under this Plan;
                  (f) Resolution of controversies and disputes, including the correction of any mistake, defect, or omission regarding interpretation or enforcement of this Plan and the Confirmation Order;
                  (g) Adjudication of any causes of action, including, without limitation, avoidance actions, brought by the Disbursing Agent;
                  (h) Such other matters as may be provided under the Bankruptcy Code, the Plan, the Confirmation Order, or other applicable law; and
                  (i) Entry of a final decree closing this Chapter 11 Case, including provisions for injunctive relief as may be equitable, consistent with Bankruptcy Rule 3022.

                                    ARTICLE X
                                  Miscellaneous
X       Miscellaneous
         10.1  Request  Pursuant  to Section  1129(b)10.1  Request  Pursuant  to
Section 1129(b). Holders of interests in Class C are not entitled to receive or retain any property under the Plan on account of such interests and are deemed to reject the Plan. If all the applicable requirements of Section 1129(a) of the Bankruptcy Code, except for Section 1129(a)(8), are met, the Disbursing Agent requests that the Court confirm this Plan pursuant to Section 1129(b).
         10.2 Waiver10.2 Waiver. After the entry of the Confirmation Order by the Bankruptcy Court and except as otherwise specifically set forth in the Plan, any term of the Plan may be waived by the party benefitted by the term to be waived.
         10.3 Headings.3 Headings. The headings contained in this Plan are for convenience of reference only and shall not limit or otherwise affect in any way the meaning or interpretation of the Plan.
         10.4 Singular/Plural.4 Singular/Plural. All references in this Plan to the singular shall be construed to include references to the plural and vice versa.
         10.5 Notices.5 Notices. All notices required or permitted to be made in accordance with this Plan shall be in writing and shall be delivered personally or by first class mail, certified mail return receipt requested or registered mail:
         To Counsel for the Debtor:

                                                       Patrick M. Costello, Esq.
                                     Murray & Murray, A Professional Corporation
                                                      3030 Hansen Way, Suite 200
                                               Palo Alto, California, 94304-1009
                                                         Telephone: 650-852-9000
                                                         Facsimile: 650-852-9244

         To a holder of any  Allowed  Claim or  Interest  or  Disputed  Claim or
Interest:

                  At the address set forth in its Proof of Claim or Interest filed with the Bankruptcy Court, or if none, at its address set forth in the Schedules or Statement of Financial Affairs prepared by the Debtor and filed with the Bankruptcy Court, as may be amended.

Notices shall be deemed given when mailed, postage prepaid. Any entity may change the address at which such entity is to receive notices under the Plan by sending written notice, pursuant to the provisions of this section, to the entity to be charged with knowledge of such change. Any entity to whom notices are to be directed pursuant to the Plan may serve a written waiver of the right to receive such notices on the appropriate parties in interest.

77
         10.6 Computation of Time Periods.6 Computation of Time Periods. In computing any period of time prescribed or allowed by this Plan, the day of the act, event or default from which the designated period of time begins to run shall not be included. The last day of the period so computed shall be included. In the event that the last day is a Saturday, Sunday or legal holiday, then the period shall run until the end of the next day which is not a Saturday, Sunday or legal holiday. The time for taking action or filing or serving a document shall not be extended pursuant to Rule 9006(f) of the Bankruptcy Rules.


Dated: August 12, 1998                     MENLO ACQUISITION CORPORATION,
                                           fdba FOCUS SURGERY, INC.



                                             By:          /s/ Richard Redett
                                             Name:      Richard Redett
                                             Title:     Chief Executive Officer
A Professional Corporation



By           / s / Patrick M.  Costello
       Patrick M. Costello
       Attorneys for Debtor